Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY	Francis J. Leto, President and CEO
FOR MORE INFORMATION CONTACT:	610-581-4730
Alison E. Gers, COO
610-581-4828

Bryn Mawr Bank Corporation Appoints Alison E. Gers as Executive Vice President and Chief Operating Officer

BRYN MAWR, Pa., February 26, 2015 - Bryn Mawr Bank Corporation (NASDAQ: BMTC), (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported that Alison E. Gers has been appointed as the Corporation’s Executive Vice President and Chief Operating Officer. Ms. Gers has over 25 years of banking experience and has been with Bryn Mawr Trust since 1998. Over the years, her managerial responsibilities have steadily expanded and she currently manages Community Banking, Marketing and Strategic Planning, Technology and Information Services, Operations, Human Resources and Facilities.

Frank Leto, President and Chief Executive Officer, stated, “Since joining Bryn Mawr Trust, Alison has distinguished herself as a key member of the Bank’s executive management team. In particular, her knowledge of retail banking and her expertise in merger integration have played a large role in our growth and success over the years. In addition, Bryn Mawr Trust benefits every day from Alison’s skill at moving from broad strategic thinking to results orientation. I am delighted that Alison has accepted this new responsibility. We are very fortunate to have her on the Bryn Mawr Trust team.”

“It is an honor to be appointed the Chief Operating Officer of Bryn Mawr Trust and I look forward to the opportunity to have an expanded leadership role as we take BMT to the next level of growth and profitability. We have an exceptional team at Bryn Mawr Trust and I am confident our best years are ahead of us,” said Alison Gers, Executive Vice President and Chief Operating Officer.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

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